EuroPac International Value Fund

Class I (Ticker Symbol: EPVIX)

EuroPac International Bond Fund

Class I (Ticker Symbol: EPBIX)

EuroPac International Dividend Income Fund

Class I (Ticker Symbol: EPDIX)

EP Emerging Markets Small Companies Fund

Class I (Ticker Symbol: EPEIX)

Each a series of Investment Managers Series Trust

Supplement dated December 4, 2018 to the Prospectus dated March 1, 2018, as amended and Summary Prospectuses each dated March 6, 2018

Effective immediately, the investment minimums for each Fund’s Class I shares are lowered from $15,000 to $5,000 for initial purchases and from $2,500 ($2,000 for the EuroPac International Dividend Income Fund) to $250 for subsequent purchases. As a result, all references to investment minimums for each Fund’s Class I shares in the Prospectus and Summary Prospectuses are updated accordingly.

Please file this Supplement with your records.